UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 6, 2013

Liberty Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard Englewood, CO 80112
(Address of Principal Executive Office)

(303) 220-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

First Amendment to Agreement and Plan of Merger

On March 6, 2013, Liberty Global, Inc. ("Liberty Global"), entered into an amendment (the "Amendment") to an Agreement and Plan of Merger (the Merger Agreement), dated as of February 5, 2013, among Liberty Global, Liberty Global Corporation Limited (“New Liberty Global”) (formerly known as Lynx Europe Limited), a private limited company incorporated under English law and wholly-owned subsidiary of Liberty Global, Lynx US MergerCo 1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Liberty Global (“Lynx Merger Sub 1”), Lynx US MergerCo 2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Lynx Merger Sub 1, Viper US MergerCo 1 LLC, a Delaware limited liability company and indirectly wholly-owned subsidiary of New Liberty Global (“Viper Merger Sub 1”), Viper US MergerCo 2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Viper Merger Sub 1, and Virgin Media Inc., a Delaware corporation (“Virgin Media”).

The Amendment provides that Virgin Media stock options and stock units granted in 2013 (and converting into New Liberty Global equivalent awards) will not vest on an accelerated basis if the holder is subject to an Involuntary Termination (as defined in the Merger Agreement). In addition, holders of converted stock options granted prior to 2013 will have up to two years to exercise following an Involuntary Termination on or prior to December 31, 2014 if certain service criteria are satisfied.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Additional Information

Nothing in this report (or incorporated herein) shall constitute a solicitation to buy or subscribe for or an offer to sell any securities of Liberty Global, Virgin Media or New Liberty Global. In connection with the Mergers, New Liberty Global has filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 (File No. 333-187100) (the “Registration Statement”), which includes the preliminary joint proxy statement of Liberty Global and Virgin Media and that also constitutes a prospectus of New Liberty Global. The information in the preliminary joint proxy statement/prospectus is not complete and may be changed. The definitive joint proxy statement/prospectus will be mailed to stockholders of Liberty Global and Virgin Media after the Registration Statement is declared effective by the SEC. STOCKHOLDERS OF LIBERTY GLOBAL AND VIRGIN MEDIA ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) REGARDING THE MERGERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain a free copy of the Registration Statement and joint proxy statement/prospectus, as well as other filings containing information about Liberty Global, Virgin Media and New Liberty Global, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the Registration Statement and joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Liberty Global, Inc., 12300 Liberty Boulevard, Englewood, Colorado, 80112, USA, Attention: Investor Relations, Telephone: +1 303 220 6600, or to Virgin Media Limited, Communications House, Bartley Wood Business Park, Bartley Way, Hook, RG27 9UP, United Kingdom, Attn: Investor Relations Department, Telephone +44 (0) 1256 753037.

The respective directors and executive officers of Liberty Global and Virgin Media and other persons may be deemed to be participants in the solicitation of proxies in respect of the Mergers. Information regarding Liberty Global's directors and executive officers is available in its proxy statement filed with the SEC by Liberty Global on April 27, 2012, and information regarding Virgin Media's directors and executive officers is available in its proxy statement filed with the SEC by Virgin Media on April 30, 2012. Other information regarding the participants in the proxy solicitation will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1
Amendment No. 1, dated as of March 6, 2013, to the Agreement and Plan of Merger, dated as of February 5, 2013, among Liberty Global, Inc., Virgin Media Inc., Liberty Global Corporation Limited (formerly named Lynx Europe Limited), Lynx US MergerCo 1 LLC, Lynx US MergerCo 2 LLC, Viper US MergerCo 1 LLC and Viper US MergerCo 2 LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: March 8, 2013

Exhibit Index

Exhibit No.                        Name

2.1
Amendment No. 1, dated as of March 6, 2013, to the Agreement and Plan of Merger, dated as of February 5, 2013, among Liberty Global, Inc., Virgin Media Inc., Liberty Global Corporation Limited (formerly named Lynx Europe Limited), Lynx US MergerCo 1 LLC, Lynx US MergerCo 2 LLC, Viper US MergerCo 1 LLC and Viper US MergerCo 2 LLC.

4